WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
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CLASS A-FL STRUCTURAL ADDENDUM
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STRUCTURE OVERVIEW
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OFFERED CERTIFICATES

        EXPECTED RATINGS
        ----------------                     APPROX.                                                   ASSUMED
                                              % OF         APPROX.      WEIGHTED                        FINAL
                           CERTIFICATE    CUT-OFF DATE     CREDIT        AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS     S&P   MOODY'S     BALANCE(1)    POOL BALANCE     SUPPORT    LIFE(YRS)(2)     WINDOW(2)       DATE(2)       RATE TYPE
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  A-1     AAA     Aaa      $41,041,000        2.920%       30.000%       3.31       06/05 - 03/10      3/15/10         Fixed
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  A-2     AAA     Aaa     $122,149,000        8.692%       30.000%       4.92       03/10 - 05/10      5/15/10         Fixed
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  A-3     AAA     Aaa     $174,126,000       12.390%       30.000%       6.84       01/12 - 04/12      4/15/12         Fixed
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  A-PB    AAA     Aaa      $81,472,000        5.797%       30.000%       7.35       05/10 - 12/14     12/15/14         Fixed
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  A-4     AAA     Aaa     $476,015,000       33.871%       30.000%       9.79       12/14 - 04/15      4/15/15         Fixed(3)
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  A-FL    AAA     Aaa     $140,537,000       10.000%       20.000%       9.91       04/15 - 04/15      4/15/05     Floating(3)(4)
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  A-J     AAA     Aaa      $89,592,000        6.375%       13.625%       9.91       04/15 - 04/15      4/15/15         Fixed(3)
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  B       AA      Aa2      $31,621,000        2.250%       11.375%       9.91       04/15 - 04/15      4/15/15         Fixed(3)
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  C       AA-     Aa3      $12,297,000        0.875%       10.500%       9.98       04/15 - 05/15      5/15/15         Fixed(3)
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  D        A       A2      $28,107,000        2.000%        8.500%       9.99       05/15 - 05/15      5/15/15         Fixed(3)
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NON-OFFERED CERTIFICATES

           EXPECTED RATINGS                              APPROX.                                               ASSUMED
           -----------------                              % OF         APPROX.      WEIGHTED                    FINAL
                                   CERTIFICATE        CUT-OFF DATE     CREDIT        AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS        S&P    MOODY'S         BALANCE(1)        POOL BALANCE     SUPPORT    LIFE(YRS)(2)   WINDOW(2)     DATE(2)     RATE TYPE
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 A-1A(5)     AAA      Aaa            $88,957,000         6.330%     30.000%           (5)            (5)           (5)    Fixed(3)
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 E (5)       A-        A3            $14,054,000         1.000%      7.500%           (5)            (5)           (5)    WAC(6)
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 F (5)       BBB+     Baa1           $19,324,000         1.375%      6.125%           (5)            (5)           (5)    WAC(6)
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 G (5)       BBB      Baa2           $12,297,000         0.875%      5.250%           (5)            (5)           (5)    WAC(6)
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 H (5)      BBB-      Baa3           $24,594,000         1.750%      3.500%           (5)            (5)           (5)    WAC(6)
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 J (5)       BB+      Ba1             $5,270,000         0.375%      3.125%           (5)            (5)           (5)    Fixed(3)
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 K (5)        BB      Ba2             $7,027,000         0.500%      2.625%           (5)            (5)           (5)    Fixed(3)
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 L (5)       BB-      Ba3             $5,270,000         0.375%      2.250%           (5)            (5)           (5)    Fixed(3)
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 M (5)        B+       B1             $3,514,000         0.250%      2.000%           (5)            (5)           (5)    Fixed(3)
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 N (5)        B        B2             $3,513,000         0.250%      1.750%           (5)            (5)           (5)    Fixed(3)
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 O (5)       B-        B3             $5,270,000         0.375%      1.375%           (5)            (5)           (5)    Fixed(3)
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 P (5)        NR       NR            $19,324,542         1.375%      0.000%           (5)            (5)           (5)    Fixed(3)
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 X-P (5)     AAA      Aaa         $1,355,235,000(7)         N/A        N/A           N/A            N/A            (5)    Variable
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 X-C (5)     AAA      Aaa         $1,405,371,542(7)         N/A        N/A           N/A            N/A            (5)    Variable
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(1)   Subject to a permitted variance of plus or minus 5.0%.
(2)   As of the Cut-Off Date, the Weighted Average Life, Principal Window and
      Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
      (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY
      CONSIDERATIONS--Yield Considerations" in the preliminary prospectus supplement.
(3)   The pass-through rates applicable to the Class A-4, Class A-1A, Class
      A-FL, Class A-J, Class B, Class C, Class D, Class J, Class K, Class L,
      Class M, Class N, Class O and Class P Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(4)   The pass-through rate on the Class A-FL Certificates will be based on
      LIBOR plus a specified percentage; provided that interest payments made under the swap contract are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined 2 LIBOR business days prior to the Closing Date and subsequent LIBOR rates will be determined 2 business days before the start of the Class A-FL accrual period. Under certain circumstances described in the prospectus supplement, the pass-through rate for the Class A-FL Certificates may convert to a fixed rate, subject to a cap at the weighted average of the net mortgage rates. See "DESCRIPTION OF THE SWAP CONTRACT--The Swap
      Contract" in the prospectus supplement. There may be special requirements under ERISA for purchasing the Class A-FL Certificates. See "ERISA
      CONSIDERATIONS" in the prospectus supplement.
(5)   Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.
(6)   The pass-through rate applicable to the Class E, Class F, Class G and
      Class H Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(7)   The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
COUNTRYWIDE SECURITIES CORPORATION
                   CREDIT SUISSE FIRST BOSTON
                                        MERRILL LYNCH & CO.
                                                           RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
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TRANSACTION STRUCTURE
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TRANSACTION TERMS
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   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
   MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED
   APRIL 21, 2005.

ISSUE TYPE             Sequential pay REMIC. Class A-1, Class A-2, Class A-3,
                       Class A-PB, Class A-4, Class A-FL, Class A-J, Class B,
                       Class C and Class D Certificates (the "Offered
                       Certificates") are offered publicly. All other
                       Certificates will be privately placed to qualified
                       institutional buyers or to institutional accredited
                       investors.

CUT-OFF DATE           All Mortgage Loan characteristics are based on balances
                       as of the Cut-Off Date, which is May 11,
                       2005 with respect to all of the mortgage loans. All
                       percentages presented herein are approximate.

MORTGAGE POOL          The Mortgage Pool consists of 72 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate
                       principal balance as of the Cut-Off Date of
                       $1,405,371,542 (the "Cut-Off Date Pool Balance"),
                       subject to a variance of plus or minus 5%. The Mortgage
                       Loans are secured by 88 properties (the
                       "Mortgaged Properties") located throughout 31 states.
                       The Mortgage Pool will be deemed to
                       consist of 2 loan groups ("Loan Group 1" and "Loan
                       Group 2", and collectively, the "Loan
                       Groups"). Loan Group 1 will consist of (i) all of the
                       Mortgage Loans that are not secured by
                       Mortgaged Properties that are multifamily properties
                       and (ii) 9 Mortgage Loans that are secured
                       by Mortgaged Properties that are multifamily
                       properties. Loan Group 1 is expected to consist of
                       61 Mortgage Loans, with an aggregate principal balance
                       as of the Cut-Off Date of $1,316,413,770
                       (the "Cut-Off Date Group 1 Balance"). Loan Group 2 will
                       consist of 11 Mortgage Loans that are
                       secured by Mortgaged Properties that are multifamily
                       properties, with an aggregate principal
                       balance as of the Cut-Off Date of $88,957,773 (the
                       "Cut-Off Date Group 2 Balance", and
                       collectively with the Cut-Off Date Group 1 Balance, the
                       "Cut-Off Date Pool Balance").

DEPOSITOR              Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLER   Wachovia Bank, National Association

UNDERWRITERS           Wachovia Capital Markets, LLC, Countrywide Securities
                       Corporation, Credit Suisse First Boston LLC, Merrill
                       Lynch, Pierce, Fenner & Smith Incorporated and Greenwich
                       Capital Markets, Inc.

TRUSTEE                LaSalle Bank National Association

FISCAL AGENT           ABN AMRO Bank N.V.

MASTER SERVICER        Wachovia Bank, National Association

SPECIAL SERVICER       GMAC Commercial Mortgage Corporation

RATING AGENCIES        Standard & Poor's Ratings Services, a division of The
                       McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors
                       Service, Inc. ("Moody's").

DENOMINATIONS          $10,000 minimum for Offered Certificates.

CLOSING DATE           On or about May 19, 2005.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section
1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
COUNTRYWIDE SECURITIES CORPORATION
                   CREDIT SUISSE FIRST BOSTON
                                        MERRILL LYNCH & CO.
                                                           RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

TRANSACTION TERMS
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SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The fourth business day following the related
                          Determination Date, commencing in June 2005.

DETERMINATION DATE        The 11th day of each month, or if such 11th day is not
                          a business day, the next succeeding
                          business day, commencing, with respect to the Offered
                          Certificates, in June 2005.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding Certificate Balance of such Class during
                          the prior calendar month. Interest on the Offered
                          Certificates (other than the Class A-FL Certificates)
                          will be calculated on the basis of twelve 30-day
                          months and a 360-day year. The Class A-FL Certificates
                          will accrue interest on the basis of the actual number
                          of days in the month and a 360-day year; provided that
                          if the pass-through rate for the Class A-FL
                          Certificates converts to a fixed rate (subject to a
                          cap at the weighted average of the net mortgage
                          rates), interest will accrue on the basis of twelve
                          30-day months and a 360-day year. The fixed interest
                          payment on the Class A-FL Regular Interest will be
                          converted under a swap contract to a floating interest
                          payment to the Class A-FL Certificates as described in
                          the prospectus supplement. Interest will be
                          distributed on each Distribution Date in sequential
                          order of Class designations with Class A-1, Class
                          A-1A, Class A-2, Class A-3, Class A-PB, Class A-4,
                          Class X-C and Class X-P Certificates ranking pari
                          passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date in accordance with the priorities set forth in
                          "DESCRIPTION OF THE CERTIFICATES--Distributions" in
                          the preliminary prospectus supplement. Generally, the
                          Class A-1, Class A-2, Class A-3, Class A-PB and Class
                          A-4 Certificates will only be entitled to receive
                          distributions of principal collected or advanced in
                          respect of Mortgage Loans in Loan Group 1 until the
                          Certificate Balance of the Class A-1A Certificates has
                          been reduced to zero, and the Class A-1A Certificates
                          will only be entitled to receive distributions of
                          principal collected or advanced in respect of Mortgage
                          Loans in Loan Group 2 until the Certificate Balance of
                          the Class A-4 Certificates has been reduced to zero.
                          If, due to losses, the Certificate Balances of the
                          Class A-FL through Class P Certificates are reduced to
                          zero, but any two or more of the Class A-1, Class
                          A-1A, Class A-2, Class A-3, Class A-PB and/or Class
                          A-4 Certificates remain outstanding, payments of
                          principal (other than distributions of principal
                          otherwise allocable to reduce the Certificate Balance
                          of the Class A-PB Certificates to their planned
                          principal amount) to the Class A-1, Class A-1A, Class
                          A-2, Class A-3, Class A-PB and/or Class A-4
                          Certificates will be made on a pro rata basis. The
                          Class X-C and Class X-P Certificates will not be
                          entitled to distributions of principal.

LOSSES                    Realized Losses and Additional Trust Fund Expenses, if
                          any, will be allocated to the Class P,
                          Class O, Class N, Class M, Class L, Class K, Class J,
                          Class H, Class G, Class F, Class E, Class
                          D, Class C, Class B, Class A-J and Class A-FL
                          Certificates, in that order, and then, pro rata, to
                          the Class A-1, Class A-1A, Class A-2, Class A-3, Class
                          A-PB and Class A-4 Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section
1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
COUNTRYWIDE SECURITIES CORPORATION
                   CREDIT SUISSE FIRST BOSTON
                                        MERRILL LYNCH & CO.
                                                           RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

TRANSACTION TERMS
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PREPAYMENT PREMIUMS      Any Prepayment Premiums or Yield Maintenance Charges
  AND YIELD MAINTENANCE  actually collected on a Mortgage Loan during the
  CHARGES                related collection period in which the prepayment
                         occurred will be distributed to Certificateholders on
                         the related Distribution Date following the collection
                         period in which the prepayment occurred. On each
                         Distribution Date, the holders of each Class of Offered
                         Certificates, Class A-FL Regular Interest and Class E,
                         Class F, Class G and Class H Certificates then entitled
                         to principal distributions will be entitled to a
                         portion of Prepayment Premiums or Yield Maintenance
                         Charges equal to the product of (a) the amount of such
                         Prepayment Premiums or Yield Maintenance Charges,
                         multiplied by (b) a fraction, the numerator of which is
                         equal to the excess, if any, of the Pass-Through Rate
                         of such Class of Certificates or Regular Interest, as
                         applicable over the relevant Discount Rate, and the
                         denominator of which is equal to the excess, if any, of
                         the Mortgage Rate of the prepaid Mortgage Loan over the
                         relevant Discount Rate, multiplied by (c) a fraction,
                         the numerator of which is equal to the amount of
                         principal distributable on such Class of Certificates
                         or Regular Interest, as applicable on such Distribution
                         Date, and the denominator of which is the Principal
                         Distribution Amount for such Distribution Date. So long
                         as the Class A-FL pass-through rate has not been
                         converted to the fixed interest rate, any Prepayment
                         Premiums or Yield Maintenance Charges payable to the
                         Class A-FL Regular Interest will be paid to the Swap
                         Counterparty. If the Class A-FL pass-through rate has
                         converted to the fixed interest rate, the holders will
                         be entitled to any Prepayment Premiums or Yield
                         Maintenance Charges payable to the Class A-FL Regular
                         Interest.

                         The portion, if any, of the Prepayment Premiums or
                         Yield Maintenance Charges remaining after any payments
                         described above will be distributed as follows: (a) on
                         or before the Distribution Date in May 2012, 5% to the
                         holders of the Class X-P Certificates and 95% to the
                         holders of the Class X-C Certificates and (b)
                         thereafter, 100% to the holders of the Class X-C
                         Certificates.

ADVANCES                 The Master Servicer, and if it fails to do so the
                         Trustee or the Fiscal Agent, will be obligated to make
                         P&I Advances and Servicing Advances, including
                         delinquent property taxes and insurance, on the
                         Mortgage Loans (other than the One & Two International
                         Place Loan and the 450 West 33rd Street Loan), but only
                         to the extent that such Advances are not deemed
                         non-recoverable and, in the case of P&I Advances,
                         subject to Appraisal Reductions that may occur. With
                         respect to the One & Two International Place Loan and
                         the 450 West 33rd Street Loan, P&I Advances and
                         Servicing Advances will generally be made by the
                         2005-C17 Master Servicer. If the 2005-C17 Master
                         Servicer fails to make any P&I Advance that it is
                         otherwise required to make, the Master Servicer, under
                         the Pooling and Servicing Agreement, will make such P&I
                         Advance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section
1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
COUNTRYWIDE SECURITIES CORPORATION
                   CREDIT SUISSE FIRST BOSTON
                                        MERRILL LYNCH & CO.
                                                           RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS   An appraisal reduction generally will be created in the
                       amount, if any, by which the principal balance of a
                       Required Appraisal Loan (plus other amounts overdue or
                       advanced in connection with such loan) exceeds 90% of the
                       appraised value of the related Mortgaged Property plus
                       all escrows and reserves (including letters of credit)
                       held with respect to the Mortgage Loan. As a result of
                       calculating an Appraisal Reduction Amount for a given
                       Mortgage Loan, the P&I Advance for such loan will be
                       reduced, which will have the effect of reducing the
                       amount of interest available for distribution to the
                       Subordinate Certificates in reverse order of priority of
                       the Classes. An Appraisal Reduction will be reduced to
                       zero as of the date the related Mortgage Loan has been
                       brought current for at least three consecutive months,
                       paid in full, liquidated, repurchased or otherwise
                       disposed.

OPTIONAL TERMINATION   The Master Servicer, the Special Servicer and certain
                       Certificateholders will have the option to
                       terminate the Trust in whole, but not in part, and
                       purchase the remaining assets of the Trust on or
                       after the Distribution Date on which the Stated
                       Principal Balance of the Mortgage Loans then
                       outstanding is less than 1% of the Cut-Off Date Pool
                       Balance. Such purchase price will generally
                       be at a price equal to the unpaid aggregate principal
                       balance of the Mortgage Loans (or fair
                       market value in the case of REO Properties), plus
                       accrued and unpaid interest and certain other
                       additional trust fund expenses.

                       The Trust may also be terminated under certain
                       circumstances when the Offered Certificates
                       have been paid in full and the remaining outstanding
                       Certificates (other than the Class Z, Class
                       R-I and Class R-II Certificates) are held by a single
                       certificateholder.

CONTROLLING CLASS      The Class of Sequential Pay Certificates (a) which
                       bears the latest alphabetical Class designation
                       and (b) the Certificate Balance of which is greater
                       than 25% of its original Certificate Balance;
                       provided, however, that if no Class of Sequential Pay
                       Certificates satisfies clause (b) above, the
                       Controlling Class shall be the outstanding Class of
                       Sequential Pay Certificates bearing the latest
                       alphabetical Class designation.

CONTROLLING CLASS      With respect to the Mortgage Loans, the representative
  REPRESENTATIVE       appointed by the holder of the majority of the Class
                       Principal Balance of the Controlling Class. In addition,
                       the holders of the Companion Loans may have the ability
                       to exercise some or all of the rights of the Controlling
                       Class and the Controlling Class Representative. See
                       "SERVICING OF THE MORTGAGE LOANS--The Controlling Class
                       Representative" in the preliminary prospectus supplement
                       for more information.

ERISA                  The Offered Certificates are expected to be ERISA
                       eligible.

SMMEA                  The Class A-1, Class A-2, Class A-3, Class A-PB, Class
                       A-4, Class A-FL, Class A-J, Class B and
                       Class C Certificates will be SMMEA eligible so long as
                       they are rated in one of the two highest
                       rating categories by any Rating Agency.

TAX                    The Offered Certificates will be treated as regular
                       interests in a REMIC, and with respect to the
                       Class A-FL Certificates, a grantor trust in respect of
                       its beneficial interest in the swap contract.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section
1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
COUNTRYWIDE SECURITIES CORPORATION
                   CREDIT SUISSE FIRST BOSTON
                                        MERRILL LYNCH & CO.
                                                           RBS GREENWICH CAPITAL